                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Margaret Sears Mead, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                           /s/ Richard B. Bailey
                                           ----------------------------
                                               Richard B. Bailey

March 22, 1997

                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that A. Keith Brodkin, whose signature appears below, constitutes and appoints Margaret Sears Mead, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                           /s/ A. Keith Brodkin
                                           ----------------------------
                                               A. Keith Brodkin

March 26, 1997

                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Margaret Sears Mead, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                           /s/ M. Colyer Crum
                                           ----------------------------
                                               M. Colyer Crum

March 26, 1997

                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Margaret Sears Mead and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                           /s/ David D. Horn
                                           ----------------------------
                                               David D. Horn

March 21, 1997

                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Margaret Sears Mead, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                           /s/ John S. Lane
                                           ----------------------------
                                               John S. Lane

March 21, 1997

                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Margaret Sears Mead, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                           /s/ Angus A. MacNaughton
                                           ----------------------------
                                               Angus A. MacNaughton

March 20, 1997

                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Margaret Sears Mead, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                           /s/ John D. McNeil
                                           ----------------------------
                                               John D. McNeil

March 21, 1997

                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Margaret Sears Mead, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                           /s/ S. Caesar Raboy
                                           ----------------------------
                                               S. Caesar Raboy

March 21, 1997

                                                                   Exhibit 24



                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Margaret Sears Mead, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 of Sun Life Assurance Company of Canada (U.S.) and any amendments thereto and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                           /s/ Donald A. Stewart
                                           ----------------------------
                                               Donald A. Stewart

March 21, 1997